UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            March 23, 2010

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission File Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code  (918-488-8068)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

     	On March 23, 2010, the registrant sent a letter to its shareholders to bring them up-to-date on the registrant's current activities. A copy of the letter is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

	This Current Report on Form 8-K includes certain statements that may be deemed "forward-looking statements" within the meaning of federal securities laws. All statements, other than statements of historical facts, that address activities, events or developments that the registrant expects, believes or anticipates will or may occur in the future, including future sources of financing and other possible business developments, are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties and could be affected by a number of different factors, including the registrant's failure to secure the short and long-term financing necessary to sustain and grow its operations, increased competition, changes in the markets in which the registrant participates and the technology utilized by the registrant and new legislation regarding environmental matters. These risks and other risks that could affect the registrant's business are more fully described in reports it files with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2008. Actual results may vary materially from the forward-looking statements. The regristrant undertakes no duty to update any of the forward-looking statements in this Current Report on Form 8-K or any exhibits hereto.


ITEM 9.01  Financial Statements and Exhibits.

         (d)  Exhibits

              99.1 Letter to the shareholders of Empire Petroleum Corporation dated March 17, 2010



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  March 23, 2010

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

President and Chief Executive Officer

EXHIBIT 99.1

                         EMPIRE PETROLEUM CORPORATION
                            8801 S. YALE, SUITE 120
                          TULSA, OKLAHOMA  74137-3575

March 17, 2010



Dear Shareholder:

     We feel it is timely to bring you up-to-date on our current activities, which are as follows:

                       GABBS VALLEY PROSPECT, NEVADA

     Since our last report to you we made the decision to finance our 57% interest in the Gabbs Valley Prospect, Nevada through a 22,000,000 share offering. We are pleased to report this offering was successful, netting the Company $1,500,216. These funds will finance our 57% interest in the Makoil Paradise Unit 2-12 test well, which we now anticipate will commence drilling in late March or early April. Makoil, who is the operator in drilling this well, is one of the more experienced and active operators in Nevada. It is acquiring an interest in the 2-12 well and prospect acreage itself through a farmin from Cortez Exploration, LLC, et al, current leasehold co-owners.

     During this past year our 57% lease ownership was increased in this prospect by 7,680 acres to 92,825 acres. We have also applied for a new drilling unit, which will be known as the Paradise Drilling Unit and will contain 40,073 of our most promising acres of our existing leasehold position. Drilling units are created to hold oil and gas leases beyond their expiration dates. They remain in force so long as certain drilling commitments are carried out or oil and gas continues to be produced from leases contained in the unit.

     After considerable study of the drilling results of our previous well, the Empire Cobble Cuesta 1-12, we feel the key to drilling a new well is to drill with a mud system with minimal water loss into potential oil bearing strata and having well testers on location from about 2,000 ft. to total depth. This will allow us to test immediately upon encountering an oil show.

                           SOUTH OKIE PROSPECT

     Empire acquired and has exercised its Option to purchase a 2,630 acre lease block on the South Okie Prospect which is located on the Casper Arch about 40 miles west of Casper, Wyoming. This is a shallow (3,500 feet) oil prospect with excellent potential for finding oil in the Tensleep Formation, which is one of the most prolific formations in the State of Wyoming. The Company has carried out both a geophysical and sub-surface geological study and based on the results exercised its option on February 10, 2010. At this time we plan to drill a test well in June.


                           CHEYENNE RIVER PROSPECT

     The Company elected to sell its interest in this prospect for $170,000.

                         COMPANY 10-Q & 10-K REPORTS

     The Company promptly files its 10-Q and 10-K reports with the S.E.C. You can access these reports through the internet.

                                       Yours very truly,



A. E. Whitehead
                                       President


AEW/gs